Supplement dated July 2, 2025
to the Summary Prospectus of the following fund:
Fund	Summary Prospectus Dated
Columbia ETF Trust I
Columbia International Equity Income ETF	3/1/2025
The Board of Trustees of Columbia International Equity Income ETF (the Fund) approved changes to the Fund's Principal Investment Strategies and the Fund's performance benchmark, effective on or about September 2, 2025 (the Effective Date). Accordingly, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund's Summary Prospectus.
The information under the heading “Principal Investment Strategies” is hereby superseded and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its assets (including the amount of any borrowings for investment purposes) in income-producing (dividend-paying) equity securities.
The Fund principally invests in common stocks and depository receipts. While the Fund may invest in securities of any size, the Fund typically emphasizes investments in foreign (developed markets) large- and mid-cap companies (companies with market capitalization greater than $2 billion) that Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) believes offer total return opportunity. The Fund typically invests in foreign companies in at least three countries, other than the U.S.
The Fund applies a rules-based framework to invest, at the time of purchase, in dividend-paying companies that display an attractive profile of dividend-related metrics, such as dividend yield, dividend growth, and cash-based dividend coverage ratio. Securities are evaluated on a sector- and region-relative basis, seeking within the Fund’s portfolio representation of attractive dividend-paying companies across sectors and regions. The resulting portfolio generally consists of 100 securities, which have been evaluated and selected within this rules-based framework, with the Fund investing in these securities on an issuer market capitalization weighting basis. The Fund typically applies (or re-runs) these rules for constructing (and making changes to) the Fund’s portfolio on a quarterly basis.
In addition to the quarterly updates, Fund holdings are evaluated for sale out of the Fund’s portfolio in the event of issuer bankruptcy, the security’s forward dividend yield falling below 1%, or other events or conditions. Whether a removed security will be replaced and what the replacement will be is in the discretion of Columbia Management.
From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe and Japan.
The Fund may at times emphasize one or more sectors in selecting its investments, including the financials and industrials sectors.
The information under the heading “Principal Risks” is hereby revised to delete Environmental, Social and Governance Investment Research Tools Risk.
The information under the heading "Performance Information” is hereby revised to add the following:
Effective September 2, 2025 (Index Change Date), the Fund compares its performance to that of the Solactive GFS Developed Markets ex North America Large & Mid Cap Value Style Index (the New Index). Prior to the Index Change Date, the Fund compared its performance to that of the MSCI EAFE Value Index (the Former Index). The Fund’s investment manager believes that the New Index is an appropriate measure for comparing the Fund’s performance in light of the change made to the Fund’s principal investment strategies. The returns of the Former Index will be shown for a one-year transition period.
The Fund’s performance prior to the Index Change Date reflects returns achieved according to different principal investment strategies. If the Fund’s strategies effective at the Index Change Date had been in place for the prior periods, results shown may have been different.
Shareholders should retain this Supplement for future reference.
SUP271_10_009_(07/25)